UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A

(Amendment No. 1)

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 6, 2018

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Great Elm Capital Group, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-16073	94-3219054
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 South Street, Suite 230, Waltham, MA	02453
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (617) 375-3006

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

        Emerging growth company  □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      □

EXPLANATORY NOTE

On March 6, 2018, Great Elm Capital Group, Inc. (“GEC”) filed a Current Report on Form 8-K (the “Original Filing”) to report the acquisition by Great Elm FM Holdings, Inc., an indirect subsidiary of GEC, of an 80.1% interest in the Gartner I and Gartner II office buildings and associated property in Fort Myers, Florida from IT Fort Meyers Holdings LLC pursuant to a Contract of Purchase and Sale, dated as of March 6, 2018. At the time of the Original Filing, the unaudited pro forma financial information required by Item 9.01(b) of Form 8-K was not yet available. GEC is filing this Amendment No. 1 to the Original Filing to provide the unaudited pro forma financial information required by Item 9.01(b) of Form 8-K. Except as supplemented hereby, the Original Filing otherwise remains the same.

 Item 9.01 Financial Statements and Exhibits.

(b) Pro forma financial information.

The unaudited pro forma financial information required by Item 9.01(b) of Form 8-K is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description
99.1	Unaudited pro forma consolidated financial statements of GEC as of and for the nine months ended March 31, 2018 and for the year ended June 30, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT ELM CAPITAL GROUP, INC.

Date: May 22, 2018	/s/ John J. Woods
By: John J. Woods
Title: Chief Financial Officer